WESTFIELD FINANCIAL, INC.

WELCOME

STOCKHOLDER'S MEETING

July 19, 2007

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

WESTFIELD FINANCIAL, INC.

COMPANY OVERVIEW

Donald A. Williams,

Chairman and Chief Executive Officer

Overview

154 Year History Dating Back to 1853

- Formed Westfield Mutual Holding Company (non-stock MHC) in 1995
- Westfield Financial completed a minority stock conversion in 2001 which raised $49 million in new capital
- Westfield Bank completed conversion to federally-chartered company regulated by Office of Thrift Supervision (OTS) in 2004
- Westfield Financial completed a second step offering in 2007 raising $171 million.

Overview

- Headquartered in Westfield, MA
- 11 branch offices located throughout Hampden County
- 187 Employees
- Significantly ramped up Commercial banking activities in 1996
- Since 2001, refers residential mortgage originations to a third party mortgage company

WESTFIELD FINANCIAL, INC

STRATEGIC FOCUS

James C. Hagan,

President and Chief Operating Officer

Strategic Focus

- **Commercial and Industrial Relationships (C & I)**
  - **Non-Real Estate**
  - **Owner-Occupied Commercial Real Estate**

- **$5 million - $30 million niche for "mid-sized businesses"**

- **WB has developed the capital, expertise, culture, & reputation to support business development.**

Commercial Services

Lending

- C and I Lending
- Commercial Real Estate Lending
- Lines of Credit
- SBA Financing
- Letters of Credit
- Lease Financing

Cash Management

- Internet Banking
- Sweep Accounts
- Foreign Currency Forward Contracts
- Repurchase Agreements
- Zero Balance Accounts
- ACH Processing
- Merchant Services
- Remote Deposit Capture

Desktop Deposit Manager



- Alignment of
  - Commercial Lenders
  - Deposit-side Employees
  - Back Office Operations
  - Advertising
- Became the first bank based in Western MA to offer this product.

East Main St. Branch



WESTFIELD FINANCIAL, INC.

SECOND STEP STOCK OFFERING

Michael J. Janosco Jr.,
Chief Financial Officer

Second Step Stock Offering

- Completed second step offering in January 2007
- Became 100% public company
- Net proceeds approximately $171 million
- Total assets surpassed $1 billion in first quarter 2007

Second Step Stock Offering

Possible uses of proceeds we retained from the stock offering:

- Pay dividends to shareholders
- Repurchase shares of our common stock
- Fund organic growth or leverage the balance sheet
- Finance acquisitions of other financial institutions or other businesses related to banking

WESTFIELD FINANCIAL, INC.

SELECTED FINANCIAL HIGHLIGHTS

Leo R. Sagan Jr.,
Vice President and Controller

Total Assets



Millions
$1,000
$750
$500
813
795
797
805
997
1,032
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Stockholders' Equity / Total Assets Ratio



40.00
30.00
20.00
10.00
0.00
15.58
15.69
14.81
14.39
29.03
28.43
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Commercial & Industrial Loans



$125
$100
$75
$50
$25
$0
Millions
61
85
95
100
100
115
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Commercial Real Estate Loans



Millions
$200
$150
$100
$50
$0
101
131
144
170
175
173
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Residential Real Estate Loans



Millions
$160
$120
$80
$40
$0
158
111
123
107
110
107
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Nonperforming Loans



Millions
$3
$2
$1
$0
2.4
1.8
2.2
1.9
1.0
1.0
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Total Deposits and Customer Repurchase Agreements



Millions
$675
$650
$625
$600
665
645
627
637
645
651
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Net Income



Millions
$6.0
$3.0
$0.0
4.0
3.7
6.3
6.2
4.7
3.9
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Diluted Earnings Per Share



$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.12
0.11
0.19
0.20
0.15
0.13
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Net Interest Margin
(fully taxable equivalent basis)



4.00
3.00
2.00
1.00
0.00
3.18
2.94
3.25
3.24
3.05
3.31
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Return on Average Equity



6.00
4.00
2.00
0.00
3.14
2.94
5.24
5.27
3.99
2.71
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07

Return On Average Assets



1.00
0.75
0.50
0.25
0.00
0.51
0.45
0.79
0.77
0.56
0.80
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Jun-07


WESTFIELD FINANCIAL, INC.
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WESTFIELD FINANCIAL INC. (AMEX - WFD)
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